Exhibit 99.1

News Release

Visit our website at: www.streamlinehealth.net

STREAMLINE HEALTH® REPORTS THIRD QUARTER FISCAL YEAR 2012

FINANCIAL RESULTS

52% Increase in Revenue; 49% Increase in Adjusted EBITDA*

Atlanta, Georgia – December 13, 2012 – Streamline Health Solutions, Inc. (NASDAQ: STRM), a leading provider of enterprise content management, business analytics, computer assisted coding (CAC), and clinical documentation improvement (CDI) solutions for healthcare providers, today announced financial results for the third quarter of fiscal year 2012, which ended October 31, 2012.

Revenues for the three-month period ended October 31, 2012, were $6,534,000 as compared to $4,312,000 in the comparable period of fiscal 2011. The quarterly increase was primarily attributable to revenues provided by increases in recurring SaaS revenues.

“We had a very successful third quarter,” said Robert E. Watson, President and Chief Executive Officer of Streamline Health. “Revenue and adjusted EBITDA continued to grow. Additionally, we closed the acquisition of Meta Health Technology which expanded our solutions portfolio significantly and we completed a very significant financing. It is important to note that we did not forecast these major accomplishments when we began this fiscal year. Consequently, the accounting treatment for these transactions has negatively impacted our GAAP EPS for this fiscal year. However, these strategic moves were major steps in positioning our company for further growth, enabling us to invest in world-class healthcare information technology solutions, and helping our clients improve their financial outcomes.”

Highlights for the quarter included:

•	Recorded net loss of $1,165,000; of which $494,000 is attributable to non-recurring transaction related expenses; resulting in an adjusted non-GAAP net loss of $671,000

•	Adjusted EBITDA* for third quarter 2012 was $1.6 million, an increase of 49% over third quarter 2011;

•

Software as a Service (SaaS) revenues for the quarter increased 23% over the prior year comparable quarter, excluding $821,000 of incremental SaaS revenue from the acquired operations of Interpoint Partners;

•	New sales bookings for the quarter were $2.9 million;

•	Maintenance and SaaS contract renewals for the quarter were $2.5 million;

•	Backlog at the end of the quarter was $48.7 million.

New sales bookings for the second quarter were $2.9 million, primarily consisting of professional services and software as a service contracts. Maintenance and SaaS renewals or extensions were $2.5 million. For the comparable prior period in 2011, new sales bookings were $1.4 million and renewals or extensions were $1.6 million.

Backlog at October 31, 2012 was $48.7 million, compared with $32.2 million at July 31, 2012. The increase in the current backlog reflects significant new SaaS contract signings as well as current clients purchasing additional solutions.

Conference Call Information

Interested parties can access the call by dialing 888-427-9419 and then entering the passcode 8521046. A live webcast will also be available by clicking this link: bit.ly/VrdPro

A replay of the conference call will be available from Thursday, December 13, 2012 at 2:00 p.m. EST to Tuesday, December 18, 2012 at 2:00 p.m. EST by dialing 888-203-1112 and entering passcode 8521046.

*    Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that these measures provide useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, and non-recurring transaction costs. A table illustrating this measure is included in this publication.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a leading provider of SaaS-based healthcare information technology (HCIT) solutions for hospitals and physician groups with offices in Atlanta, Cincinnati and New York. The company’s comprehensive suite of solutions includes: enterprise content management (ECM), business analytics, integrated workflow systems, clinical documentation improvement (CDI), and computer assisted coding (CAC). Across the revenue cycle, these solutions offer healthcare enterprises a flexible, customizable way to communicate between disparate departments and information systems to improve processes, boost productivity, and optimize clinical, administrative and financial performance. For more information, please visit our website at

http://www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to risks and uncertainties and are no guarantee of future performance. The forward looking statements contained herein are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements, included herein. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive products and pricing, product demand and market acceptance, new product development, key strategic alliances with vendors that resell the Company’s products, the ability of the Company to control costs, availability of products obtained from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accountings Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry, the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Company Contact: Ashley Moore Director, Marketing (404)-446-2057 ashley.moore@streamlinehealth.net	Investor Contacts: Randy Salisbury Investor Relations (404)-229-4242 randy.salisbury@streamlinehealth.net

BPC Financial Marketing John Baldissera 800-368-1217

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Three and Nine Months Ended October 31,

(Unaudited)

	Three Months		Nine Months
	2012	2011	2012	2011
Revenues:
Systems sales	$290,294	$232,395	$719,495	$526,597
Professional services	1,089,814	833,592	3,153,672	2,708,824
Maintenance and support	3,148,442	2,279,886	7,797,263	6,558,484
Software as a service	2,005,813	966,218	5,358,120	2,804,141

Total revenues	6,534,363	4,312,091	17,028,550	12,598,046

Operating expenses:
Cost of systems sales	717,901	583,388	1,936,761	1,751,890
Cost of professional services	854,997	572,056	1,910,951	1,923,576
Cost of maintenance and support	918,750	513,868	2,349,745	1,651,884
Cost of software as a service	550,875	480,368	1,849,962	1,334,659
Selling, general and administrative	2,926,830	1,494,891	6,800,794	4,742,084
Product research and development	866,659	303,973	1,833,865	1,063,903

Total operating expenses	6,836,012	3,948,544	16,682,078	12,467,996

Operating income (loss)	(301,649)	363,547	346,472	130,050
Other income (expense):
Interest expense	(895,142)	(25,896)	(1,494,161)	(67,529)
Miscellaneous income (expenses)	43,549	(36,885)	55,805	(42,155)

Earnings (loss) before income taxes	(1,153,242)	300,766	(1,091,884)	20,366
Income tax expense	(11,733)	(5,000)	(44,733)	(12,315)

Net earnings (loss)	$(1,164,975)	$295,766	$(1,136,617)	$8,051

Less: deemed dividends on Preferred Shares	(139,133)		(139,133)

Net earnings (loss) attributable to common shareholders	$(1,304,108)		$(1,275,750)

Basic net earnings (loss) per common share	$(0.11)	$0.03	$(0.11)	$0.00

Number of shares used in basic per common share computation	12,393,314	9,943,567	11,346,415	9,823,937

Diluted net earnings (loss) per common share	$(0.11)	$0.03	$(0.11)	$0.00

Number of shares used in diluted per common share computation	12,393,314	9,958,947	11,346,415	9,837,750

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

Assets

	(Unaudited) October 31, 2012	January 31, 2012
Current assets:
Cash and cash equivalents	$10,528,695	$2,243,054
Accounts receivable, net of allowance for doubtful accounts of $134,000 and $100,000, respectively	3,389,738	4,484,605
Contract receivables	648,736	430,370
Prepaid hardware and third party software for future delivery	22,777	38,193
Prepaid client maintenance contracts	1,038,035	788,917
Prepaid and other assets	555,310	256,104
Deferred income taxes	326,618	167,000

Total current assets	16,509,909	8,408,243

Non-current assets:
Property and equipment:
Computer equipment	3,418,500	2,892,885
Computer software	2,196,236	2,131,730
Office furniture, fixtures and equipment	818,231	756,375
Leasehold improvements	693,890	667,000

	7,126,857	6,447,990
Accumulated depreciation and amortization	(5,778,675)	(5,232,321)

Property and equipment, net	1,348,182	1,215,669

Contract receivables, less current portion	142,021	221,596
Capitalized software development costs, net of accumulated amortization of $16,733,274 and $14,805,236, respectively	13,119,354	9,830,175
Intangible assets, net	8,517,084	417,666
Deferred financing cost, net	1,211,912	145,857
Goodwill	12,038,226	4,060,504
Other, including deferred income taxes of $711,000 and $711,000, respectively	1,077,857	841,348

Total non-current assets	37,454,636	16,732,815

	$53,964,545	$25,141,058

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

Liabilities and Stockholders’ Equity

	(Unaudited) October 31, 2012	January 31, 2012
Current liabilities:
Accounts payable	$832,657	$879,027
Accrued compensation	1,603,355	887,130
Accrued other expenses	1,373,307	479,526
Deferred revenues	6,262,960	6,496,938
Contingent consideration for earn-out	1,319,559	—
Current portion of long-term debt	1,250,000	—

Total current liabilities	12,641,838	8,742,621

Non-current liabilities:
Term loans	12,750,000	4,120,000
Convertible note payable, net of unamortized discount of $1,822,255	3,877,322	3,000,000
Warrants liability	4,138,783	—
Lease incentive liability	101,453	47,193
Contingent consideration for earn-out, less current portion	—	1,232,720
Deferred income tax liability	4,602,230	—

Total non-current liabilities	25,469,788	8,399,913

Total liabilities	38,111,626	17,142,534

Series A 0% Convertible redeemable preferred stock, $.01 par value per share, $7,250,355 redemption value, 5,000,000 shares authorized, 2,416,785 shares issued	2,979,170	—
Stockholders’ equity:
Common stock, $.01 par value per share, 25,000,000 shares authorized, 12,582,598 and 10,433,716 shares issued and outstanding, respectively	125,826	104,338
Additional paid in capital	44,351,334	38,360,980
Accumulated deficit	(31,603,411)	(30,466,794)

Total stockholders’ equity	12,873,749	7,998,524

	$53,964,545	$25,141,058

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Nine Months Ended October 31,

(Unaudited)

	2012	2011
Operating activities:
Net earnings (loss)	$(1,136,617)	$8,051
Adjustments to reconcile net earnings (loss) to net cash
provided by operating activities, net of effect of acquisition:
Depreciation and amortization	2,847,665	2,008,432
Loss on disposal of equipment	—	26,667
Stock-based compensation expense	645,407	529,104
Provision for accounts receivable	—	40,000
Amortization of debt discount	111,584	—
Fair value adjustment for contingent earnout	86,839	—
Net loss from conversion of convertible notes	56,682	—
Change in assets and liabilities:
Accounts and contract receivables	(1,351,935)	419,517
Other assets	(482,785)	(89,066)
Accounts payable	(137,107)	161,609
Accrued expenses	947,630	(574,012)
Deferred revenues	881,677	(1,904,641)

Net cash provided by operating activities	2,469,040	625,661

Investing activities:
Purchases of property and equipment	(546,061)	(245,262)
Capitalization of software development costs	(1,571,420)	(1,970,000)
Payment for acquisition, net of cash acquired	(12,161,634)	—

Net cash used in investing activities	(14,279,115)	(2,215,262)

Financing activities:
Net change in borrowings	9,880,000	550,000
Payment of deferred financing costs	(1,246,107)	—
Proceeds from exercise of stock options and stock purchase plan	161,823	92,711
Proceeds from private placement	12,000,000	—
Payment of success fees	(700,000)	—
Payments on capital lease obligation	—	(156,621)

Net cash provided by financing activities	20,095,716	486,090

Increase (decrease) in cash and cash equivalents	8,285,641	(1,103,511)
Cash and cash equivalents at beginning of period	2,243,054	1,403,949

Cash and cash equivalents at end of period	$10,528,695	$300,438

Supplemental cash flow disclosures:
Interest paid	$1,181,929	$61,532

Income taxes paid	$78,041	$19,136

Supplemental Disclosure of Non-Cash Financing and Investing Activities:

-	In June 2012, the $3,000,000 convertible note and accrued interest was converted to 1,529,729 common shares at $2.00 per share.
-	In August 2012, we issued 393,086 shares of our common stock at a price of $4.07, as part of the Meta acquisition purchase price.
-	In October 2012, we issued approximately 200,000 common stock warrants, convertible into common stock shares at $4.06 per share.
-	During the third quarter of 2012, we recorded approximately $139,000 of deemed dividends from preferred shares discount accretion.

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

Backlog

	October 31, 2012	January 31, 2012	October 31, 2011
Streamline Health Software Licenses	$3,650,000	$181,000	$67,000
Hardware and Third Party Software	84,000	194,000	190,000
Professional Services	4,348,000	5,945,000	4,946,000
Software as a service	19,117,000	10,542,000	6,237,000
Maintenance and support	21,535,000	10,504,000	5,374,000

Total	$48,734,000	$27,366,000	$16,814,000

STREAMLINE HEALTH SOLUTIONS, INC.

Bookings

(Unaudited)

Table B

New bookings (1)

	Three Months Ended October 31, 2012
	Value	% of Total Bookings
Streamline Health Software licenses	$—	—%
Software as a service	2,200,000	76%
Maintenance and support	—	—%
Professional services	684,000	23%
Hardware & third party software	20,000	1%

Total bookings	$2,904,000	100%

	Nine Months Ended October 31, 2012
	Value	% of Total Bookings
Streamline Health Software licenses	$50,000	—%
Software as a service	9,757,000	86%
Maintenance and support	64,000	1%
Professional services	1,160,000	10%
Hardware & third party software	368,000	3%

Total bookings	$11,399,000	100%

(1)	Bookings are the aggregate of signed contracts and/or completed customer purchase orders approved and accepted by the Company as binding commitments to purchase its products and/or services. New bookings do not include maintenance services as these tend to be recurring in nature on an annual or more frequent basis.

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

Adjusted EBITDA Reconciliation	Three Months Ended,		Nine Months Ended,
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Net earnings (loss)	$(1,165)	$296	$(1,137)	$8
Interest expense	895	26	1,494	68
Income tax expense	12	5	45	12
Depreciation and other amortization	184	163	548	553
Amortization of capitalized software development costs	708	454	1,930	1,455
Amortization of intangible assets	229	—	254	—

EBITDA	863	944	3,134	2,096

Stock-based compensation expense	245	133	645	529
Transaction expenses	494	—	1,043	—

Adjusted EBITDA	$1,602	$1,077	$4,822	$2,625

Adjusted EBITDA per diluted share
Earnings (loss) per share—diluted	$(0.11)	$0.03	$(0.11)	$0.00

Adjusted EBITDA per adjusted diluted share	$0.10	$0.11	$0.33	$0.27

Diluted weighted average shares	12,393,314	9,958,947	11,346,415	9,837,750
Includable incremental shares—adjusted EBITDA (1)	3,683,574	—	3,117,999	—

Adjusted diluted shares	16,076,888	9,958,947	14,464,414	9,837,750

(1)	Includes preferred shares on an as-if-converted basis and common stock warrants and options under the treasury stock method.